Exhibit A
                        SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement  and Release ("Agreement") is made as of 23rd day
                                                                        ----
of September, 2004, by and between ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation ("Entech") and NORMAN T. REYNOLDS, ESQ. ("Reynolds").

     WHEREAS, Reynolds has provided certain legal services to Entech; and

     WHEREAS, the parties to this Agreement desire to settle all amounts owed by Entech to Reynolds in connection with legal services provided by Reynolds to Entech up to and through August 30, 2004;

     NOW, THEREFORE, in satisfaction of any and all disputes and claims owing up to and through August 30, 2004, and in consideration of the release contained herein, the parties hereto agree as follows:

     1.     Payment.   Entech will pay $12,000 in cash and issue 225,000 shares
            -------
of the Entech common stock to Reynolds for services performed by him to Entech up to and through August 30, 2004. The shares to be issued to Reynolds will be issued pursuant to a registration statement on Form S-8, as soon as Entech is current in all of its reporting obligations under the Securities Exchange Act of 1934, as amended.

     2.     Release.  In  consideration  of  the  payment  of  the  cash and the
            -------
issuance of the shares as set forth in Paragraph 1 of this Agreement, Reynolds, for himself and his heirs, executors and administrators, will be deemed to have reraised, released and forever discharged, and by these presents does, for himself and his heirs, executors and administrators, remise, release, and forever discharge Entech and its successors and assigns, of and from all manner of action and actions, causes of action, suits, debts and dues, claims and demands whatsoever, in law or in equity, which against Entech, Reynolds ever had, now has, or which his successors, heirs, executors or administrators, hereafter can, shall or may have, for, upon or by reason of the legal services rendered by Reynolds up to and through August 30, 2004.

     3.     Glast, Phillips & Murray.  This Agreement shall be binding on Glast,
            ------------------------
Phillips & Murray, and Reynolds by the execution hereof acknowledges that Glast, Phillips & Murray has no interest in the fees and expenses charged by Reynolds to Entech.

     4.     Governing Law.   This Agreement shall be governed by and interpreted
            -------------
in accordance with the laws of the State of California.

     5.     Entire Agreement.   This  Agreement  sets forth the entire agreement
            ----------------
between the parties with regard to the subject matter hereof. No other agreements, covenants, representations or warranties, expressed or implied, oral or written, have been made by either party to the other with respect to the subject matter of this Agreement. All prior and contemporaneous conversations, negotiations, possible and alleged-agreements and representations, covenants and warranties with respect to the subject matter hereof are waived, merged herein and superseded hereby.

     6.     Modification and Revocation.  This  Agreement may not be modified or
            ---------------------------
revoked except by a written instrument executed by all parties to this Agreement.

     7.     Signatories.  All  signatories to this Agreement represent that they
            -----------
are duly authorized and have full power to enter into this Agreement.

     8.     Additional Acts.   All  parties  shall  execute  and  deliver  all
            ---------------
documents and perform all further acts that may be reasonably necessary and useful to effectuate the purposes and provisions of this Agreement.


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     9.     Multiple Counterparts.   This  Agreement  may  be executed in one or
            ---------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first appearing above.

                                                ENTECH ENVIRONMENTAL
                                                TECHNOLOGIES, INC.



                                                By:  /s/ Burr Northrop
                                                   -----------------------------
                                                Title:  President
                                                      --------------------------


                                                /s/  Norman T. Reynolds
                                                --------------------------------
                                                NORMAN T. REYNOLDS


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